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                                                                    EXHIBIT 10.7
                                                                             RDA
                                                                     CONSULTANTS
                                                                         LIMITED


                        STOCK OPTION PLAN AND AGREEMENT
                        -------------------------------

     Agreement made this 25th day of August, 1995, between RDA Consultants Limited, a corporation organized under the laws of the State of Delaware, hereinafter referred to as "the corporation," and R. Donald Awalt, a regular salaried employee or an officer of the corporation, hereinafter referred to as "the employee."

                                   RECITALS
                                   --------

     By action taken by the Board of Directors of the corporation, and approved by the stockholders of the corporation, the corporation has adopted an employees' stock option plan, as follows: The corporation desires to make available shares of its common stock for purchase by the employee and others on favorable terms in the event of public offering of such stock, thereby providing an incentive to the employee to acquire a propriety interest in the corporation and thereby share in its success, with added incentive to work effectively for and in the corporation's interest.

     In consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                                  SECTION ONE
                                  -----------

                                     GRANT
                                     -----

     The corporation hereby grants to the employee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option, hereinafter called the option, to purchase all or any part of an aggregate of Zero and 374/1,000 shares
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(0.374) of authorized but unissued common stock of the corporation on the terms and conditions herein set forth.

                                  SECTION TWO
                                  -----------

                                     PRICE
                                     -----

     The purchase price of said shares of common stock subject to this option shall be 100% of the most recent valuation of market value of the stock as calculated annually by the corporation's independent CPA firm. The most recent valuation as of the date of this agreement was calculated as of March 31, 1995, and set the price of one share of the corporation's stock at Fifteen Thousand Dollars ($15,000).

                                 SECTION THREE
                                 -------------

                               WHEN EXERCISABLE
                               ----------------

     (a) The option may not be exercised prior to 1 year from the date of this Agreement.

     (b) In addition, the option may not be exercised prior to the initial public offering of the stock of the corporation.

     (c) The option may not be exercised in any amount later than ten (10) years from the date of the initial public offering of the stock of the corporation, and may terminate prior thereto pursuant to the provisions of Section Five of the Agreement.

                                 SECTION FOUR
                                 ------------

                                   TRANSFER
                                   --------

     The option shall not be transferable by the employee otherwise than by will or the laws of descent and distribution. During the lifetime of the employee, the option shall be exercisable only by him/her.

                                 SECTION FIVE
                                 ------------

                                       2
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                            TERMINATION OF EMPLOYEE
                            -----------------------


     (a) If, prior to 5 years from the date of this Agreement, the employee's employment with the corporation shall be terminated by the act, death, or incapacity of the employee, the employee's right to exercise the option shall terminate and all rights hereunder shall cease.

     (b) If, on or after 5 years from the date the option is granted, the employee's employment with the corporation shall be terminated by reason of the death of the employee, his/her personal representative shall have the right, within three months after such death, to exercise the option if the right to exercise the option shall have accrued at the date of such death except to the extent the option theretofore shall have been exercised, and should the right to exercise the option not have accrued, the employee's personal representative shall have the right within three months after it shall have accrued to exercise the option.

     (c) If, on or after 10 years from the date the option is granted, the employee's employment with the corporation shall be terminated by the employee for any reason except death, the employee shall have the right, within three months after such termination, to exercise the option if the right to exercise the option shall have accrued at the date of such termination of employment except to the extent the option theretofore shall have been exercised, and should the right to exercise the option not have accrued, the employee shall have the right within three months after it shall have accrued to exercise the option.

     (d) If at any time the employee's employment with the corporation shall be terminated by the corporation, with cause, the employee's right to exercise the option shall terminate and all rights hereunder shall cease. For the purposes of this Agreement, "with cause" is defined as any failure of the employee to fulfill his/her obligations properly and on time, or any other violation of the terms of employment.

                                  SECTION SIX
                                  -----------
                                    PAYMENT
                                    -------

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     Payment for shares of stock purchased upon exercise of the option shall be made in full  in cash, except as otherwise provided in Section Eight (c).

                                 SECTION SEVEN
                                 -------------

                   ADJUSTMENT OF NUMBER OF SHARES AND PRICE
                   ----------------------------------------

     The number of shares of stock subject to the option and the option price per share shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of common stock of the corporation resulting from payment of a stock dividend on the common stock, a subdivision or combination of shares of the common stock, or a reclassification of the common stock, and, in accordance with the provisions contained in Section Eight in the event of a merger or consolidation in which the corporation shall be the surviving corporation.

                                 SECTION EIGHT
                                 -------------

                       EFFECT OF MERGER OR CONSOLIDATION
                       ---------------------------------

     (a) After any merger of one more corporations into the corporation, or any consolidation of the corporation and one or more corporations in which the corporation shall be the surviving corporation, the employee shall, at no additional cost, be entitled, upon any exercise of the option, to receive, subject to any required action of stockholders, in lieu of the number of shares as to which the option shall then be so exercised, the number and class of shares of stock or other securities to which the employee would have entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation the employee has been a holder of record of a number of shares of common stock of the corporation equal to the number of shares as to which the option shall then be so exercised.

     (b) Comparable rights shall accrue to the employee in the event of successive mergers or consolidations of the character described in Section Eight
(a).

     (c) Upon any merger of one or more corporations into the corporation, any consolidation of the corporation and one or more corporations, or any acquisition of the corporation by one or more corporations, if the corporation shall not be the surviving

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corporation, the Board of Directors will make available one or more of the following alternatives and the employee shall elect one of the available alternatives immediately prior thereto:

          (1) exercise the option upon payment in cash pursuant to Section Six, either retaining the shares so purchased or selling them to the surviving corporation at the price per share as determined by the terms of the merger, consolidation or acquisition.

          (2) exercise the option without any cash payment, selling the shares so purchased to the surviving corporation at the price per share determined by the terms of the merger, consolidation or acquisition, receiving from the surviving corporation the value of the shares as determined by the terms of the merger, consolidation or acquisition, less the option price as determined pursuant to Section Two.

          (3) exercise the option without any cash payment, selling as many of the shares so purchased to the surviving corporation at the price per share determined by the terms of the merger, consolidation or acquisition as to equal the option price as determined pursuant to Section Two, retaining the remaining shares.

          (4)  retain the option unexercised.

                                 SECTION NINE
                                 ------------

                     NECESSITY TO BECOME HOLDER OF RECORD
                     ------------------------------------

     The employee or a transferee of the option shall have no right as a shareholder with respect to any share covered by the option until he or she shall have become the holder of record of such share. No adjustment shall be made for dividends or cash distributions, ordinary or extraordinary, whether in cash, securities, or other property, or distributions or other rights in respect of such share for which the record date is prior to the date on which he or she shall become the holder of record thereof.

                                  SECTION TEN
                                  -----------

                  RESERVATION OF RIGHT TO TERMINATE EMPLOYMENT
                  --------------------------------------------

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     Nothing contained in this option agreement shall restrict the right of the corporation to terminate the employment of the employee at anytime, with or without cause. The termination of employment of the employee, regardless of the reason therefore, shall have results provided for in the option agreement.

                                SECTION ELEVEN
                                --------------

                             PARTIES BOUND BY PLAN
                             ---------------------

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the plan by the board of directors shall be final and shall be binding and conclusive for all purposes on the corporation and employee and their respective successors in interest.

                                SECTION TWELVE
                                --------------

                             DUTIES OF CORPORATION
                             ---------------------

     The corporation will at all times during the term of this option:

     (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of the option agreement;

     (b) Use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the corporation, shall be applicable thereto.

                               SECTION THIRTEEN
                               ----------------

                             CONDITIONAL EXERCISE
                             --------------------

     The option is subject to the requirement that, if at any time the board of directors of the corporation shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of an governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of the option or the issue or purchase of shares under the option, the option may not be exercised in whole or part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the board of directors of the corporation.

                               SECTION FOURTEEN
                               ----------------

                            COVENANT NOT TO COMPETE
                            -----------------------

     In consideration of being afforded the opportunity to participate in this stock option plan upon the aforegoing terms and conditions, employee hereby agrees that during his/her employment and for period of one (1) year commencing on the date upon which employee shall leave the employ of the corporation for any reason, employee shall not accept or agree to accept employment with or provide services, competitive to RDA's own, to any of RDA's past or present customers.

     As a violation by the employee of the provisions of this Section could cause irreparable injury to the corporation and there is no adequate remedy at law for such violation, the corporation shall have the right, in addition to any other remedies available to it, at law or in equity, to enjoin the employee in a court of equity from violating such provisions.

     In witness whereof, the parties have executed this stock purchase agreement on the date first above written.

WITNESS:                              RDA Consultants Limited


                                          /s/ Stephen F. Kupres
----------------------------------    By:--------------------------------


                                          /s/ R. Donald Awalt
----------------------------------    -----------------------------------
                                              R. Donald Awalt, Employee

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                SCHEDULE OF SUBSTANTIALLY IDENTICAL AGREEMENTS


     The filed agreement is substantially identical in all material respects to RDA's agreements with the following employees, except for the material details set forth below:

                                                  Number of shares underlying
                                                  options granted (not adjusted for
Employee                              Date        subsequent stock splits)            Employee signature
--------                              ----        ------------------------            ------------------
William E. Ambrose                    8/25/95      0.374                              /s/ Willaim E. Ambrose

Jay M. Basen                          8/25/95      0.374                              /s/ Jay M. Basen

Stephen F. Kupres                     8/25/95      0.374                              /s/ Stephen F. Kupres

Steven N. Landsman                    8/25/95      0.374                              /s/ Steven N. Landsman

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